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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) March 1, 1999


                       ContiSecurities Asset Funding Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                      333-61863            Application Pending
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)               ID Number)
-----------------------------


3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada             89102
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
including area code:                                              (702) 822-5836
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

Description of the Certificates and the Mortgage Loans

                  ContiSecurities Asset Funding Corp. registered issuance of up to $9,000,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1993, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-61863) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1999-1 (the "Registrant" or the "Trust") will issue $650,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1999-1, Class A and Class B (the "Offered Certificates"), on March 4, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  Certain certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1999, among ContiSecurities Asset Funding Corp., as the Depositor, (the "Depositor"), ContiMortgage Corporation, as the Company, (the "Company"), as Seller and Servicer (the "Servicer") and Manufacturers and Traders Trust Company, in its capacity as Trustee (the "Trustee"). The certificates issued pursuant to the Pooling and Servicing Agreement consist of the following classes: the Class A (the "Class A Certificates"), the Class B Certificates (the "Class B Certificates"), the Class R Certificates (the "Class R Certificates" and together with the Class A Certificates and the Class B Certificates, the "Certificates"). The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially include two pools of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance (or, in the case of the Class A-9IO Certificates, the Notional Principal Amount) thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A Certificates are in the Pooling and Servicing Agreement.

                  As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated September 17, 1998 and the Prospectus Supplement (the "Prospectus Supplement") dated February 24, 1999 filed pursuant to Rule 424(b)(5) of the Act on March 2, 1999.


                                       2
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Item 5.  Other Events.
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Filing of Certain Materials
---------------------------

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), ContiSecurities Asset Funding Corp. (the "Company") is filing a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its ContiMortgage Home Equity Loan Trust 1999-1 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

         The Consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the years in the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998, and for the periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 17, 1998 and the prospectus supplement dated February 24, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


           23.1     Consent of KPMG LLP, independent accountants.


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CONTISECURITIES ASSET FUNDING CORP.


                                            By: /s/ Mary Rapoport
                                                --------------------------------
                                                Name:  Mary Rapoport
                                                Title: Authorized Signatory



                                            By: /s/ John Banu
                                                --------------------------------
                                                Name:  John Banu
                                                Title: Authorized Signatory




Dated: March 1, 1999

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                                  EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----

23.1     Consent of KPMG LLP, independent accountants.